NEWS RELEASE

              January 5, 2011

OTC:BB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION FILES APPEAL TO

BRITISH COLUMBIA SECURITIES COMMISSION CEASE TRADE ORDER

DATED DECEMBER 23, 2010

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”/”the Company”) has delivered to the British Columbia Securities Commission notice requesting a hearing with the Commission to appeal a Cease Trade Order delivered to E-Debit by facsimile on December 23, 2010.

Management’s Commentary:

“We are very disappointed in the issuance of the British Columbia Securities Commission (BCSC) “Cease Trade Order” which was delivered to our Calgary, Alberta headquarters by facsimile at 2:30 pm on December 23, 2010 and acknowledged by the Company at or near 1:30 pm upon receipt on December 29, 2010,” stated Doug Mac Donald, E-Debit’s President and CEO.

“For the past 10 years we have met all our filing requirements related to our publicly traded status on the Over the Counter Bulletin Board under the trading symbol “WSHE” and have been continually fully compliant in regards to all regulatory filings related to our business activities both in Canada and the United States. (These documents can be reviewed through our E-Debit website link to the SEC on the edebitglobal website.)

Our advice to date received from the BCSC is they have deemed the Company’s retention of Open Waters Investments Inc.as it’s contracted Investment Relations Firm, as grounds to determine that E-Debit has a “significant connection” to the Province of British Columbia and as a result has determined E-Debit Global Corporation a Colorado corporation, as an OTC reporting issuer under BC Instrument 51-509 Issuers Quoted in the U.S. Over-the Counter Markets (BCI 51-509).  The Company disagrees.

In our notice to the BCSC, the Company outlined its grounds for appeal as “E-Debit does not have any significant connections with British Columbia through its management, investor relations, or sale of seed stock”.

We have requested that the BCSC set the hearing date of our appeal at its earliest possible convenience to the Commission as time is of the essence in this matter for the Company and our shareholders.

All related correspondence with the BCSC will be posted shortly on the E-Debit Website for review.  In addition we have requested from the BCSC an exemption to allow for the filing of our SEC documents on Cedar and be granted reporting issuer status.  We will advise the results of our efforts in bringing this matter to a suitable close as they are received.” Mr. Mac Donald advised.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 500,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common - 81,634,420

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation

Tony Tsigonias

Telephone: 1 (702) 421-1698